Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 16 to the 1933 Act Registration Statement (Form N-4 No. 333-141761) pertaining to Lincoln Life & Annuity Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 18 to the 1933 Act Registration Statement (Form N-4 No. 333-141761) and Amendment No. 214 to the 1940 Act Registration Statement (Form N-4 No. 811-08441), and to the use therein of our reports dated (a) March 30, 2012, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) March 30, 2012, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 19, 2012